Exhibit 10.36

WAIVER AND FIRST AMENDMENT TO SECURED PROMISSORY NOTE

among JESSE STANLEY and the MASTER AND A HOUND IRREVOCABLE TRUST as Borrower - and - CHARLOTTE’S WEB HOLDINGS, INC. as Lender

March 22, 2022

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WAIVER AND FIRST AMENDMENT TO SECURED PROMISSORY NOTE
THIS WAIVER AND FIRST AMENDMENT TO SECURED PROMISSORY NOTE dated as of March 22, 2022 (this “Agreement”) is among each of JESSE STANLEY, an individual residing in the State of Colorado (including his heirs, executors, administrators, personal representatives, successors and assigns, “Stanley”), MATTHEW LINDSEY, an individual residing in the State of Colorado, the trustee (in such capacity, including his heirs, executors, administrators, personal representatives, successors and assigns, collectively the “Trustee”) of the MASTER AND A HOUND IRREVOCABLE TRUST, a trust established under the laws of State of Colorado (the “Trust” and together with Stanley, collectively the “Borrower”) and CHARLOTTE’S WEB HOLDINGS, INC. (including its successors and assigns, the “Lender”), in connection with that certain Secured Promissory Note dated as of November 13, 2020 in the principal amount of US$1,000,000 issued by the Borrower to and in favour of the Lender (the “Secured Note”).
RECITALS
WHEREAS Lender alleges that the Obligations under the Secured Note matured on November 13, 2021 (the “Original Maturity Date”) and remain outstanding as of the date hereof and that as a result thereof the Borrower is currently in default under the provisions of the Secured Note;
AND WHEREAS Borrower denies such allegation, instead alleges its compliance with the Obligations under the Secured Note, including by way of written notice (“Notice”) of election of transfer of the Pledged Stock to satisfy the Principal Amount and any accrued and unpaid interest, and that therefore Borrower is not in default under the provisions of the Secured Note;
AND WHEREAS the Lender has agreed to provide a waiver (“Waiver”) of the alleged default, even if same is a default, and continue to extend credit to the Borrower by extending the Original Maturity Date;
AND WHEREAS in consideration of the Lender’s providing such Waiver and continuing to extend credit to the Borrower, the Borrower has agreed to provide additional security to the Lender by way of a pledge of an additional 963,378 Class A shares in the capital of Stanley Brothers USA Holdings, Inc. (the “Additional Pledged Stock”);
AND WHEREAS the Borrower and the Lender have agreed to enter into this Agreement in order to provide for the Waiver and to amend certain provisions of the Secured Note;
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties), the parties agree as follows:
ARTICLE 1
INTERPRETATION
1.1Definitions. In this Agreement (including the Preamble and Recitals hereof), unless otherwise defined herein, all terms with initial capital letters have the meanings defined in the Secured Note (as amended by the terms of this Agreement).
1.2Interpretation not Affected by Headings, etc. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.
ARTICLE 2
WAIVER
2.1Waiver of Existing Defaults. Effective on the Effective Date, the Lender hereby waives the alleged Event of Default resulting from the alleged violation by the Borrower of Section 5.1(a) of
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the Secured Note (collectively, the “Disputed Default”). The waiver set forth in this Section 2.1 is effective only for the instances indicated and such limited waiver shall not constitute a course of dealing between the Borrower, on the one hand, and the Lender, on the other hand. The waiver contained in this Section 2.1 is subject to the provisions of the Secured Note relating to waivers, including, without limitation, the provisions of Section 6.1 of the Secured Note. Except as specifically provided in this Section 2.1, nothing contained herein shall constitute a waiver of any other or subsequent Event of Default, whether of the same or different nature or a waiver of any of the Lender’s rights and remedies under the Secured Note and/or any other Documents, all of which are hereby reserved. Pursuant to the Waiver provided herein and Section 1.6 of the Secured Note, no interest shall have been deemed to have accrued under the Secured Note from and after November 13, 2021.
2.2The parties agree that for the purpose of clarity and avoidance of doubt, notwithstanding any provision in the Secured Note or Borrower’s allegation that the Disputed Default constitutes an Event of Default, the Borrower maintains the right under Section 1.6 of the Secured Note, to elect to send timely written notice, i.e., not less than thirty (30) days prior to the Maturity Date as amended herein in Section 3.1 (a) above, of Borrower’s intent to satisfy the Principal Amount and any accrued and unpaid interest under the Secured Note by transfer of the Pledged Stock.

ARTICLE 3
AMENDMENTS TO THE SECURED NOTE
3.1Amendments. The Secured Note is hereby amended as follows:
(a)Section 1.1 of the Secured Note is hereby amended by deleting the reference to “November 13, 2021” and replacing it with the words “November 13, 2023”.
(b)Section 2.1(f) of the Secured Note is hereby deleted and replaced by the following:
“Equity Interests” means 72,674 Class B Shares and 963,378 Class A Shares in the capital of the Corporation (provided such number of shares shall be subject along with all other shares of stock of Stanley Brothers USA Holdings, Inc. to reverse stock split).

ARTICLE 4
SECURITY
4.1Pledge and Security Interest. As continuing security for the payment in full of the Obligations, the Trustee hereby pledges, transfers, charges, mortgages, hypothecates, assigns, delivers and sets over to the Lender, and hereby grants to the Lender, a first priority security interest in all of the Trustee’s right, title and interest in, to and under (a) all Equity Interests, including, for the avoidance of doubt, the Additional Pledged Stock, and the certificates or other instruments representing all such Equity Interests, including, for the avoidance of doubt, the Additional Pledged Stock (collectively, the “Pledged Stock”); (b) subject to Section 3.5 of the Secured Note, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Stock; (c) subject to Section 3.5 of the Secured Note, all rights and privileges of the Trustee with respect to the Pledged Stock; and (d) all proceeds, monies, income and benefits arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Stock and other securities and rights and interests described in this Section 4.1 or in Section 3.1 of the Secured Note (the items referred to in clauses (a) through (d) above being collectively referred to as the “Pledged Collateral”).
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TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Lender, forever; subject, however, to the terms, covenants and conditions set forth in the Secured Note.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
5.1Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows (which representations and warranties shall survive the execution and delivery of this Agreement):
(a)all of the representations and warranties contained in the Secured Note or in any other Document are true and correct in all material respects on and as of the date hereof, except, in each case, for those that relate specifically to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date;
(b)the entering into, delivery and performance by the Borrower of this Agreement and each other Document to which it is a party: (i) have been duly authorized by all necessary corporate or trustee action on its part, (ii) do not and will not violate the Trust Agreement or any applicable law to which the Borrower is subject, and (iii) do not require the consent or approval of, registration or filing with, any other Person;
(c)this Agreement and each other Document to which the Borrower is a party has been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations enforceable against the Borrower in accordance with their respective terms, subject to the availability of equitable remedies and the effect of bankruptcy, insolvency and other laws of general application limiting the enforcement of creditors’ rights generally;
(d)as of the date hereof, the unpaid amount of the outstanding Obligations is the aggregate sum of US$1,042,027; and
(e)other than possibly the Disputed Default, no other Event of Default has occurred which is continuing.
ARTICLE 6
GENERAL CONDITIONS PRECEDENT
6.1Conditions Precedent. This Agreement shall not become effective unless the conditions precedent set forth in this Section 6.1 have been satisfied, fulfilled or otherwise met to the satisfaction of the Lender (the date on which such conditions precedent are satisfied, fulfilled or otherwise met to the satisfaction of the lender is referred to herein as the “Effective Date”):
(a)Documents. The Borrower shall have executed and delivered this Agreement to the Lender;
(b)Additional Pledged Stock and Stock Transfer Powers. The Lender shall have received a duly executed stock transfer power with respect to the Additional Shares (undated and signed in blank) from the Borrower;
(c)Representations and Warranties. All of the representations and warranties contained herein or in any other Document shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date;
(d)No Default. Other than the Disputed Default, if same is an Event of Default, no other Event of Default shall have occurred and be continuing;
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(e)Registrations. The Lender shall have effected all necessary registrations and filings, including those required or necessary under the UCC, in order to preserve, protect and perfect its security interests in the Equity Securities; and
(f)Other. The Lender shall have received all such other certificates, documents, opinions, and information that the lender may request in its reasonable discretion as necessary to effect the purposes contemplated in this Amendment.
ARTICLE 7
MISCELLANEOUS
7.1References to Secured Note. The term “hereof”, “herein” and similar terms as used in the Secured Note, and references in the other Documents to the “Secured Note” or “Note”, as the case may be, shall mean and refer to, from and after the Effective Date, the Secured Note as modified and supplemented by this Agreement.
7.2Reaffirmation and Continued Effectiveness. This Agreement shall be deemed to be part of, and a modification to, the Secured Note and shall be governed by all the terms and provisions of the Secured Note with respect to the modifications intended to be made thereto. Except as expressly provided in this Agreement, nothing contained herein shall be deemed to amend, waive or consent to the modification, waiver or consent of any other term, condition, covenant or agreement contained in the Secured Note or any other Document, or be deemed to be a waiver of any Event or Default under the Secured Note or any other Document, except as provided in Section 2.1 hereof. The Borrower hereby agrees and acknowledges that, as modified and supplemented by this Agreement, all of the terms, conditions, covenants, agreements and other provisions contained in the Secured Note and the other Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect. Each party hereto shall pay its own expenses in connection with the events leading to, and this, Agreement.
7.3Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the Untied States applicable therein.
7.4Waiver of Trial By Jury. THE BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE LENDER ON OR WITH RESPECT TO THIS AGREEMENT AND THE SECURED NOTE, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE BORROWER ACKNOWLEDGES AND AGREES THAT THE LENDER WOULD NOT MAKE THE INVESTMENT IN, OR EXTEND LOANS TO, THE BORROWER IF THIS WAIVER OF JURY TRIAL WERE NOT PART OF THIS AGREEMENT AND THE SECURED NOTE.
7.5Submission to Jurisdiction. Venue for any adjudication hereof shall be only in the courts of the State of New York or the federal courts in the State of New York, the jurisdiction of which courts all parties hereby consent to as the agreement of the parties, as not inconvenient and as not subject to review by any court other than such courts in New York. The Borrower intends that the courts of the jurisdiction(s) in which it is incorporated, formed and conducts business or resides should afford full faith and credit to any judgment rendered by a court of the State of New York against the Borrower hereunder, and should hold that the New York courts have jurisdiction to enter a valid, in personam judgment against the Borrower under the Secured Note. The Borrower agrees that service of any summons or complaint, and other process that may be served in any action, may be made by mailing via registered mail or delivering a copy of such process thereto, and the Borrower and hereby agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of the Lender.
7.6Enurement. This Agreement shall be binding upon and enure to the benefit of the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.
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7.7Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
7.8Further Assurances. Each party to this Agreement covenants and agrees that, from time to time subsequent to the date hereof, it will at the request and expense of the requesting party, execute and deliver all such documents, including, without limitation, all such additional conveyance, transfers, consents and other assurances and do all such other acts and things as any other party hereto, acting reasonably, may from time to request be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement, the Secured Note or of any other Document or any of the respective obligations intended to be created hereby or thereby, including without limitation, promptly and duly execute, acknowledge and deliver all such instruments and take all such action as the Lender from time to time may reasonably request in order to perfect and protect the Liens granted or purported to be granted under the Secured Note or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral.
7.9Currency. All dollar amounts specified herein are in United States of America Dollars unless otherwise indicated.
7.10No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations or of any other debt, obligation, covenant or agreement contained in the Secured Note or in any other Documents, which Obligations and any such other debt, obligation, covenant or agreement shall remain in full force and effect, except to the extent that the terms thereof are modified hereby.  Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of the Borrower from any Obligations or of any other debt, obligation, covenant or agreement contained in the Secured Note or in any other Documents.
7.11Filings and Registrations. The Borrower hereby agrees, consents and authorizes the Lender, its attorneys, agents or representatives to file or register notice of this Agreement in any appropriate registration system, including, without limitation, register any necessary documents, financing statements or financing change statements naming the Trustee as debtor and the Lender as secured party, and describing the Pledged Collateral and such other documentation as the Lender (or its successors or assigns) may reasonably require to evidence, protect and perfect the Liens created by any security documents, instruments and agreements granted by the Trustee to the Lender, whether concurrently herewith or any time after the date hereof.
7.12Counterparts. This Agreement and each other Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Document. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Document shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law. The Lender may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.
7.13Notices: Section 6.3 of the Secured Note is hereby amended whereby any notice shall be provided in writing and given by personal delivery or sending it by facsimile or email addressed:
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IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the date first set forth above.

/s/ Jesse Stanley
JESSE STANLEY

/s/ Matthew Lindsey
MATTHEW LINDSEY, as trustee of the MASTER AND A HOUND IRREVOCABLE TRUST
MASTER AND A HOUND IRREVOCABLE TRUST
Per: /s/ Matthew Lindsey
Name: Matthew Lindsey Title: Trustee
CHARLOTTE’S WEB HOLDINGS, INC.
Per: /s/ Wessel Booysen
Name: Wessel Booysen Title: Chief Financial and Operating Officer

Signature Page - Waiver and First Amendment to Secured Note